UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2019

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35366	20-5157386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(c).  Appointment of Certain Directors.

On August 14, 2019, the Board of Directors (the “Board”) of Fortress Biotech, Inc. (the “Company”) appointed Kevin L. Lorenz, J.D. as a new member of the Board. Mr. Lorenz has over 25 years of experience guiding and implementing investment strategies across public and private companies.

Since 2015, Mr. Lorenz has been Chief Investment Officer, Senior Vice President, Treasury & Private Investments at the Katz Group in the family office of Daryl Katz, which has operations in sports and entertainment, real estate and public and private investments. Mr. Lorenz works directly with the principal of the Katz Group to oversee the design, implementation and monitoring of the overall investment strategy for public and private passive investments. Prior to joining the Katz Group, Mr. Lorenz was Director, Ultra High Net Worth (“UHNW”) Private Client Business at Credit Suisse Securities, LLC from 2009-2015, where he was selected to expand Credit Suisse’s UHNW private client business into Canada. From 2004 to 2009, Mr. Lorenz was the Director, UHNW Management Group at UBS Financial Services, Inc., where he was a key contributor to the formation and development of the company’s first dedicated UBS UHNW office. Earlier in his career, he held positions of increasing responsibility at Merrill Lynch Pierce Fenner & Smith, Inc. and the Office of the Comptroller of the Currency, an independent bureau within the U.S. Department of the Treasury that charters, regulates and supervises all national banks and thrift institutions. Mr. Lorenz holds a J.D. from George Mason University Antonin Scalia Law School, an M.B.A. from Benedictine University and a B.S. in economics from Illinois State University.

No family relationships exist between Mr. Lorenz and any of our other directors or executive officers.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release issued by Fortress Biotech, Inc., dated August 19, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)
Date: August 19, 2019
	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer